                                                                    EXHIBIT 32.1

                           PROVINCE HEALTHCARE COMPANY

                           CERTIFICATIONS PURSUANT TO

       RULE 13a-14(b) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED,
               AND 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Report of Province Healthcare Company (the "Company") on Form 10-Q for the quarter ended June 30, 2004, as filed with the Securities and Exchange Commission (the "SEC") on the date hereof (the "Report"), Martin S. Rash, Chief Executive Officer of the Company, and Christopher T. Hannon, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of
Section 1350, Chapter 63 of Title 18, United States Code) that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); and

      (2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 9, 2004,

                                                  /s/  Martin S. Rash
                                                  ------------------------------
                                                  Martin S. Rash
                                                  Chief Executive Officer

                                                  /s/ Christopher T. Hannon
                                                  ------------------------------
                                                  Christopher T. Hannon
                                                  Chief Financial Officer